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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             ALLIANCE IMAGING, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

              Delaware                                   33-0239910
---------------------------------------    -------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

          1065 PacifiCenter Drive
               Suite 200
              Anaheim, CA                                  92806
---------------------------------------    -------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)



If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. /X/


If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. / /

 Securities Act registration statement file number to which this form relates:
                                   333-64322

Securities to be Registered Pursuant to Section 12(b) of the Act:

           Title of Each Class                    Name of Each Exchange on Which
           to be So Registered                    Each Class is to be Registered
           -------------------                    ------------------------------

Common Stock, par value $0.01 per share*           The New York Stock Exchange


Securities to be Registered Pursuant to Section 12(g) of the Act:

                                      None
--------------------------------------------------------------------------------
                                (Title of Class)


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* Application has been made for listing pursuant to the requirements of The New
Stock Exchange.



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Description of the Common Stock to be registered hereunder are contained in the sections entitled "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, as amended (File No. 333-64322) originally filed on July 2, 2001 under the Securities Act of 1933, as amended, which is incorporated herein by reference.

ITEM 2.  EXHIBITS.

         The documents listed below are filed as exhibits to this Registration
Statement:

         EXHIBIT NO.
         -----------
          3.1         Form of Amended and Restated Certificate of Incorporation of the
                      Registrant (incorporated by reference to Exhibit 3.3 to
                      Registrant's Registration Statement on the Form S-1 (No.
                      333-64322))

          3.2         Form of Amended and Restated Bylaws of the Registrant
                      (incorporated by reference to Exhibit 3.4 to Registrant's
                      Registration Statement on Form S-1 (No. 333-64322))

          4.1         Specimen of certificate for shares of Common Stock, $0.01 par value (incorporated by reference to Exhibit 4.5 to the
                      Registrant's Registration Statement on Form S-1 (No. 333-64322))





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                                   SIGNATURES


         Pursuant to the requirements of the Section 12 of the Securities Exchange Act of 1934 as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  July 18, 2001


                                       ALLIANCE IMAGING, INC.


                                       By:     /s/ RUSSELL D. PHILLIPS, JR.
                                          --------------------------------------
                                          Name:    Russell D. Phillips, Jr.
                                          Title:   General Counsel and Secretary





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                                  EXHIBIT INDEX


         EXHIBIT NO.
         -----------
          3.1         Form of Amended and Restated Certificate of Incorporation of the
                      Registrant (incorporated by reference to Exhibit 3.3 to the
                      Registrant's Registration Statement on Form S-1 (No. 333-64322))

          3.2         Form of Amended and Restated Bylaws of the Registrant
                      (incorporated by reference to Exhibit 3.4 to Registrant's
                      Registration Statement on Form S-1 (No. 333-64322))

          4.1         Specimen of certificate for shares of Common Stock, $0.01 par value (incorporated by reference to Exhibit 4.5 to the
                      Registrant's Registration Statement on Form S-1 (No. 333-64322))